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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                    Form 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 7, 1997


SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 1997, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1997-2)


                                SUPERIOR BANK FSB
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              (Exact name of registrant as specified in its charter)


        UNITED STATES                333-21485             36-1414142
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(State or Other Jurisdiction        (Commission          (I.R.S. Employer
      of Incorporation)             File Number)      Identification Number)


       ONE LINCOLN CENTRE
    OAKBROOK TERRACE, ILLINOIS                          60181
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      (Address of Principal                          (Zip Code)
        Executive Offices)


Registrant's telephone number, including area code (708) 916-4000


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Item 2.  Acquisition or Disposition of Assets

Description of the Certificates, Sub-Pool 1 and Sub-Pool 2

         On June 25, 1997, a single series of certificates, entitled AFC Mortgage Loan Asset Backed Certificates, Series 1997-2 (the "Certificates") were issued pursuant to a pooling and servicing agreement (the "Agreement"), dated as of June 1, 1997, among Superior Bank FSB, as depositor (the "Depositor"), Lee Servicing Company, a division of Superior Bank FSB, as servicer (the "Servicer") and LaSalle National Bank, as trustee (the "Trustee").

         On June 30, 1997, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $13,084,214.99 with respect to Sub-Pool 1 with funds on deposit in the Sub-Pool 1 Pre-Funding Account, and $20,432,638.21 with respect to Sub-Pool 2 with funds on deposit in the Sub-Pool 2 Pre-Funding Account, both established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated June 30, 1997, between the Depositor and the Trustee.

         On July 22, 1997, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $13,373,912.64 with respect to Sub-Pool 1 with funds on deposit in the Sub-Pool 1 Pre-Funding Account, and $24,637,647.92 with respect to Sub-Pool 2, with funds on deposit in the Sub-Pool 2 Pre-Funding Account, both established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated July 22, 1997, between the Depositor and the Trustee.

         On July 30, 1997, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $8,571,369.12 with respect to Sub-Pool 1 with funds on deposit in the Sub-Pool 1 Pre-Funding Account, and $7,608,436.97 with respect to Sub-Pool 2 with funds on deposit in the Sub-Pool 2 Pre-Funding Account, both established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated July 30, 1997, between the Depositor and the Trustee.

         On August 7, 1997, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $5,904,614.14 with respect to Sub-Pool 1 with funds on deposit in the Sub-Pool 1 Pre-Funding Account, and $182,298.68 with respect to Sub-Pool 2 with funds on deposit in the Sub-Pool 2 Pre-Funding Account, both established pursuant to the Agreement at a purchase price equal to the principal


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                                       -3-

balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated August 7, 1997, between the Depositor and the Trustee (the "August 7 Instrument"). Attached to the August 7 Instrument is the Mortgage Loan Schedule with respect to Sub-Pool 1 listing the related Subsequent Mortgage Loans that are the subject of such August 7 Instrument.

         Items 3 through 6 and Item 8 are not included because they are not applicable.

         Item 7.  Financial Statements and Exhibits

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

                  4.3 Subsequent Transfer Instrument, dated August 7, 1997, between Superior Bank FSB as Depositor and LaSalle National Bank as Trustee.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              SUPERIOR BANK FSB

                                              By:  /s/ WILLIAM C. BRACKEN
                                                 -------------------------------
                                              Name:  William C. Bracken
                                              Title: Senior Vice President
                                                     and Chief Financial Officer

Dated: August 7, 1997


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                                 EXHIBITS TABLE

         4.3 Subsequent Transfer Instrument, dated August 7, 1997, between Superior Bank FSB as Depositor and LaSalle National Bank as Trustee.